Letter to shareholders
William V. Fries, CFA
Portfolio Manager
November 15, 1999
Dear Fellow Shareholder,

At this time last year, confidence was growing that world financial markets had seen the worst. Markets had bottomed and financial repair was underway. Nonetheless, few would have predicted the excellent performance investors have enjoyed since then. Reflecting this good environment, performance results for the Thornburg Global Value Fund for the fiscal year, calendar year to date and since inception are shown in the table below.

Total return performance as of 9/30/99
Inception: 5/28/98

                                     A Shares                                           C Shares
                       Cal. YTD      Fiscal Year    Since Incept.      Cal. YTD      Fiscal Year    Since Incept.

    Net Asset Value     21.28%          33.79%         7.34%              20.28%       32.59%          6.31%

  Max Offering Price    15.81%          27.79%         3.74%              19.28%       32.59%          6.31%


* Annualized      Past performance cannot guarantee future results.

The resulting investment performance was quite broadly based. Japanese holdings, Softbank (portfolio of Internet related equities) and Sony were standout performers as were telecom related companies such as Nortel, United Global Telecom and Telesp Cellular. A number of financial service holdings did well (BRE Bank in Poland, BIPOP in Italy, and VP Bank in Liechtenstein). Also contributing was a sharp recovery in several European industrial holdings and the purchase of selected initial public stock offerings (IPO's), when available.

Portfolio composition remains heavily weighted in well-established European companies. Even though we have spread the portfolio holdings to include opportunities in the Far East, Eastern Europe and Brazil, companies in the world's largest economies dominate the portfolio. US holdings were 9.2% at fiscal year end. The table on the following page shows holdings by country compared with a year ago. You will note broader diversification.

Between banking institutions at almost 10% and investment management and brokerage services at 12%, exposure to the positive developments in the financial services industry around the world remains significant. Holdings are well diversified both geographically and functionally to include aspects ranging from stock trading to personal banking. Technology holdings have increased in importance, in part through appreciation but also reflecting portfolio additions such as ASM Lithography (Semiconductor capital equipment), Nokia (telecommunications equipment) and Computacenter (computer distribution and consulting services). Including telecommunications equipment, technology in the aggregate accounts for over 25% of portfolio value. The remainder of the portfolio is broadly diversified.

Holdings by Country*
                                               1999      1998
Germany ..............................        14.1%     28.7%
United States ........................         9.2%     10.9%
UK ...................................         8.8%     10.6%
Japan ................................         8.8%      0.0%
Netherlands ..........................         8.1%      7.6%
Switzerland ..........................         5.7%     13.2%
Canada ...............................         5.6%      0.0%
Austria ..............................         3.6%      3.3%
Korea ................................         3.2%      0.0%
Finland ..............................         3.0%      4.6%
Brazil ...............................         2.6%      1.3%
Bermuda ..............................         2.3%      3.9%
Italy ................................         2.1%      0.0%
Australia ............................         1.9%      0.0%
Taiwan ...............................         1.9%      0.0%
Ireland ..............................         1.9%      0.0%
Greece ...............................         1.8%      0.0%
Sweden ...............................         1.8%      3.3%
Poland ...............................         1.42%     0.0%
Spain ................................         1.0%      0.0%
France ...............................         0.0%      6.7%
Liechtenstein ........................         0.0%      3.7%
New Zealand ..........................         0.0%      2.2%
Other ................................        11.2%      0.0%

Both European and Asian economies are showing signs of renewed expansion. This is very good for our portfolio and underscores our optimism for the coming year. We remain confident in the business merits of the portfolio holdings and are satisfied that current valuations offer significant capital appreciation potential for shareholders. Thank you for your trust and confidence.

For a description and links to Websites of companies mentioned in this letter and the other stocks we hold in the portfolio, please visit our Website at www.thornburg.com.

Respectfully,



William V. Fries, CFA
Portfolio Manager

Tax Efficiency
THORNBURG Global VALUE FUND'S RETURNS SHOW GREAT TAX EFFICIENCY

Federal income taxes have had only a slight impact on your fund's return - an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return may be a better representation of your net return. The after tax return accounts for taxes you may pay on distributions of capital gains and income dividends. If you own the Thornburg Global Value Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current federal income taxes.

The Table below presents the pretax and after-tax returns for your fund (and an appropriate peer group of mutual funds). Two things to keep in mind:

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, if you are in a lower tax bracket.
         o The peer funds' returns are provided by Morningstar, Inc.

As you can see, the Thornburg Global Value Fund's pretax total returns of 33.79% and 32.59% (to A and C shares, respectively) for the 12 months ended September 30, 1999 were only slightly reduced by taxes. For investors in the highest tax bracket, the fund's pretax returns to A and C shares were cut by only 0.60% and 0.30%, respectively. By comparison, the average Foreign Stock fund earned a pretax return of 19.97% and an after tax return of 18.33%. Morningstar classifies Thornburg Global Value Fund as a Foreign Stock fund.

Average Annual Returns: Pretax and After-Tax
Periods Ended September 30, 1999

         1 Year                             Pretax   After-Tax   Tax Efficiency
         Thornburg Global Value Fund -A     33.79%    33.19%        98.2%
         Thornburg Global Value Fund -C     32.59%    32.29%        99.1%
         Average Fund*                      31.80%    30.47%        95.8%
*Based on data from Morningstar, Inc. for 628 Foreign Stock Funds.

The Thornburg Global Value Fund results, before and after taxes, compare favorably with those of its average peer. Your fund lost less to taxes (one year tax efficiency of 98.2%, A shares) than its peer group average (one year tax efficiency of 95.8%). Your fund also earned a higher pretax return (33.79% vs. 31.80%) than its peer group average.

It is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives. The tax efficiency of Thornburg Global Value Fund thus far is no accident. We have worked to manage our investment activities in a tax efficient manner, and we will continue to do so. Our calculations do not reflect the tax effect of your own investment activities. You may incur additional capital gains taxes if you decide to sell all or some of your shares.

A  Note  About  Our   Calculations:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Thornburg Global Value Fund . All A share calculations assume purchase at net asset value and no redemption. Return calculations reflecting the maximum sales charge applicable to A shares are shown on page 1 of this report.

Statement of assets and liabilities
ASSETS

Investments, at value (cost $23,689,830) ................... ..... $25,650,632
Cash ....................................................... .....     903,758
Receivable for securities sold ............................. ....      496,389
Receivable for fund shares sold ............................. ....     185,896
Dividends receivable ........................................ ....      36,273
Prepaid expenses and other assets ........................... ....      11,480
                           Total Assets ....................... ..  27,284,428

LIABILITIES

Payable for securities purchased ........................... .....     481,740
Unrealized loss on forward exchange contracts (Note 6) ..... ..  .     314,072
Payable to investment advisor ............................... ....      17,744
Accounts payable and accrued expenses ........................ ...      33,845
                           Total Liabilities ................. ...     847,401
NET ASSETS .................................................... .. $26,437,027

NET ASSETS CONSIST OF:
      Net investment income ...................................... $    48,281
      Net unrealized appreciation (depreciation) on investments ..   1,651,959
      Accumulated net realized gain ..............................     116,705
      Net capital paid in on shares of beneficial interest .......  24,620,082
                                                                   $26,437,027

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($23,202,344 applicable to 1,791,918 shares of beneficial
interest outstanding - Note 4) ................................... $     12.95

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share) .......................        0.61
                           Maximum Offering Price Per Share ...... $     13.56

Class C Shares:
Net asset value and offering price per share*
($3,234,683 applicable to 251,212 shares of beneficial
interest outstanding - Note 4) ................................... $     12.88

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge
See notes to financial statements


Statement of operations
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $32,108) .........$ 352,740
Interest income .....................................................  33,450
                           Total Income ............................. 386,190

EXPENSES
Investment advisory fees (Note 3) ................................... 126,367
Administration fees (Note 3)
         Class A Shares .............................................  15,950
         Class C Shares .............................................   2,103
Distribution and service fees (Note 3)
         Class A Shares .............................................  31,899
         Class C Shares .............................................  16,821
Transfer agent fees .................................................  28,279
Registration & filing fees ..........................................  39,059
Custodian fees ......................................................  39,498
Professional fees ...................................................   3,831
Accounting fees .....................................................   2,061
Trustee fees ........................................................     237
Other expenses ......................................................   1,410
                           Total Expenses ........................... 307,515

Less:
                Expenses reimbursed by investment advisor (Note 3) .. (59,495)

                           Net Expenses ............................. 248,020

                           Net Investment Income .................... 138,170

REALIZED AND UNREALIZED GAIN (LOSS)- NOTE 5 Net realized gain (loss) on:
         Investments ............................................      (6,145)
   Foreign currency transactions ................................     532,630
                                                                      526,485
Net unrealized appreciation (depreciation)
         Investments ............................................   3,128,491
   Foreign currency translation .................................    (110,905)
                                                                    3,017,586
                           Net Realized and Unrealized
                           Gain (Loss) on Investments ...........   3,544,071

                           Net Increase (Decrease) in Net Assets Resulting
                           From Operations ...                    $ 3,682,241

See notes to financial statements

StatementS of changes in net assets
                                                                   Year Ending      For the Period From May 28, 1998 (a)
                                                               September 30, 1999   to September 30, 1998
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income ..........................................   $    138,170    $     25,565
Net realized gain (loss) on investments and foreign currency
transactions ...................................................        526,485        (334,402)
Increase in unrealized appreciation (depreciation) on
investments and foreign currency translations ..................      3,017,586      (1,365,627)
                           Net Increase (Decrease) in Net Assets
                           Resulting from Operations ...........      3,682,241      (1,674,464)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ........................................       (160,511)        (18,944)
         Class C Shares ........................................        (11,023)           (354)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ........................................     12,617,589       8,997,696
         Class C Shares                                               2,291,828         712,969
                           Net Increase in Net Assets ..........     18,420,124       8,016,903


NET ASSETS:

         Beginning of year .....................................      8,016,903               0
         End of year ...........................................   $ 26,437,027    $  8,016,903


(a) Commencement of operations See notes to financial statements.

Notes to financial statements
Note 1 - Organization
Thornburg Global Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis. The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales at 4:00 pm est prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Foreign Currency Translation: Porfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital distributions will be made. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 1999, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September
30, 1999, the Adviser voluntarily reimbursed certain operating expenses amounting to $59,495 for the Fund. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 1999, the Distributor earned commissions aggregating $16,643 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $990 from redemptions of Class C shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 1999 are set forth in the statement of operations. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust. Note 4 - Shares of Beneficial Interest At September 30, 1999 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and C Shares of the Global Value Fund commenced May 28, 1998. Transactions in shares of beneficial interest were as follows:


                                            Year Ended September 30, 1999      Period Ended September 30, 1998
                                                Share          Amount             Share       Amount
Class A Shares
Shares sold .............................      1,086,840    $ 13,241,784         763,955    $  9,049,328
Shares issued to shareholders in
         reinvestment of dividends ......         12,858         157,619           1,886          18,467
Shares repurchased ......................        (67,404)       (781,814)         (6,217)        (70,099)

Net Increase ............................      1,032,294    $ 12,617,589         759,624    $  8,997,696

Class C Shares
Shares sold .............................        216,126    $  2,574,981          85,018    $  1,022,683
Shares issued to shareholders
         in reinvestment of distributions            644           7,870              34             334
Shares repurchased ......................        (24,628)       (291,023)        (25,982)       (310,048)

Net Increase ............................        192,142    $  2,291,828          59,070    $    712,969


Note 5 - Securities Transactions
For the year ended September 30, 1999 the Fund had purchase and sale transactions of investment securities of $21,041,561 and $7,714,449, respectively.
The cost of investments for Federal income tax purpose is $23,772,734 for the Fund.
At September 30, 1999, net unrealized depreciation of investments was $1,877,898 resulting from $2,996,161 gross unrealized appreciation and $1,118,263 gross unrealized depreciation.

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the year ended September 30, 1999, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts. At September 30, 1999, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
           906,400         Australian Dollars for 607,646 U.S. Dollars, December 15, 1999         $14,496
     1,221,301,781         South Korean Won for 1,036,267 U.S. Dollars, December 10, 1999          32,979
         2,115,000         Polish Zloty for 514,989 U.S. Dollars, December 15, 1999                 9,055
         1,202,250         Brazilian Real for 609,476, U.S. Dollars, December 10, 1999             (3,760)
         1,677,085         Swiss Francs for 1,123,299 U.S. Dollars, December 15, 1999              (2,822)
         8,724,581         Euros for 9,240,969 U.S. Dollars, December 15, 1999                    (99,614)
         1,293,579         British Pound Sterling for 2,077,591 U.S. Dollars, December 15, 1999   (52,770)
       138,390,000         Greek Drachma for 430,514 U.S. Dollars, December 15, 1999              (14,071)
       228,718,381        Japanese Yen for 536,067 U.S. Dollars, December 15, 1999               (186,172)
         4,056,000         Swedish Krona for 479,796 U.S. Dollars, December 15, 1999              (17,776)
         17,250,000        New Taiwan Dollars for 1,987,060 U.S. Dollars, June 30, 2000            (1,882)

Unrealized loss from forward  exchange  contracts                                                (322,337)
Unrealized gain on offsetting  contracts                                                            8,265
Net unrealized loss from forward  contracts                                                     ($314,072)

Financial highlights

                                                                           Year Ended       Period Ended
                                                                      September 30, 1999  September 30,1998 (a)
Class A Shares:
Net asset value, beginning of year .................................   $        9.79     $      11.94

Income from investment operations:
              Net investment income                                             0.12             0.03
              Net realized and unrealized gain (loss) on investments            3.18            (2.15)


Total from investment operations 3.30 (2.12) Less dividends from:
              Net investment income                                            (0.14)           (0.03)





Change in net asset value ..........................................            3.16            (2.15)

Net asset value, end of year .......................................   $       12.95     $       9.79

Total Return (b) ...................................................           33.79%          (17.80)%

Ratios/Supplemental Data Ratios to average net assets:
              Net investment income                                             1.07%            1.04%(c)
              Expenses, after expense reductions ...................            1.63%            1.63%(c)
      Expenses, before expense reductions ..........................            1.93%            2.88%(c)

Portfolio turnover rate ............................................           58.09%           44.66%


Net assets at end of year (000) ....................................    $      23,202        $   7,440

(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return.
(c) Annualized


Class C Shares:
Net asset value, beginning of year .......................................  $  9.77       $  11.94
Income from investment operations:
           Net investment income ........................................      0.04           0.01
           Net realized and unrealized gain (loss) on investments .......      3.14          (2.17)


Total from investment operations 3.18 (2.16) Less dividends from:
                  Net investment income ..................................    (0.07)         (0.01)

Change in net asset value .................................................    3.11          (2.17)

Net asset value, end of year .........................................      $ 12.88       $   9.77

Total Return (b) ..........................................................   32.59%        (18.12)%

Ratios/Supplemental Data Ratios to average net assets:
          Net  investment  income ......................................       0.11%         (0.02)%(c)
          Expenses, after expense  reductions                                  2.38%          2.38% (c)
          Expenses,  before expense reductions                                 3.63%         11.91% (c)

Portfolio turnover rate ...................................................   58.09%         44.66%


Net assets at end of year (000) ........................................   $   3,235       $   577


(a)  Fund commenced operations on May 28, 1998
(b) Sales loads are not reflected in computing total return.
(c) Annualized



Schedule of Investments
Thornburg Global Value Fund
September 30, 1999    CUSIPS:  Class A - 885-215-657, Class C - 885-215-640
NASDAQ Symbols:  Class A - TGVAX, Class C - TGVCX
COMMON STOCKS--70.20%
AIRPORTS (1.40%)
Flughafen Wien AG                                                                 12,000       $478,439
BANKING INSTITUTIONS (7.20%)
Australia  and New Zealand Bank                                                   80,000       535,255
Banco Poplare Di Brescia                                                          13,900       594,570
Bank Austria AG                                                                   10,000       497,443
Bank Rozwoju Eksportu S.A.                                                        15,000       389,615
Bankgesellschaft Berlin AG                                                        27,570       488,442
CONSUMER ELECTRONICS (3.20%)
Sony Corp.                                                                        2,400        357,595
Sony Corp. - ADR                                                                  5,000        750,313
BATTERIES (1.40%)
Varta AG                                                                          3,880        499,550
BUILDING MATERIALS (2.10%)
Dyckerhoff AG Preferred                                                           23,970       737,102
CAPITAL EQUIPMENT (2.90%)
Embraer +                                                                         160,000      450,000
Rolls Royce Plc                                                                   162,500      562,468
CHEMICALS (3.40%)
DSM NV                                                                            30,000       1,189,075
PHARMACEUTICALS (4.70%)
Merck KGaA                                                                        20,200       730,789
Pharmacia & Upjohn Inc.                                                           18,000       893,250
ENTERTAINMENT (0.60%)
Soge Cable, S.A. +                                                                8,000        218,173
FOREST PRODUCTS (2.40%)
UPM Kymmene OYJ                                                                   24,000       817,190
HOUSEHOLD PRODUCTS (1.40%)
Henkel KGaA Preferred                                                             8,000        502,231
INSURANCE (1.90%)
Annuity And Life Re Holdings                                                      25,800       641,775
INVESTMENT MANAGEMENT & BROKERAGE (9.20%)
Edinburgh Fund Managers Group                                                     52,000       372,393
Goldman Sachs Group Inc.                                                          12,500       762,500
Ing Groep N.V.                                                                    11,126       603,769
Investment Technology Group                                                       15,200       349,600
Julius Baer Holding AG                                                            380          1,125,458
METALS & MINING (1.70%)
Billiton Plc                                                                      139,000      583,531
RETAIL (2.60%)
Tesco Plc                                                                         289,000      903,983
SERVICES (1.70%)
Apcoa Parking AG                                                                  8,100        603,316
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (4.00%)
ASM Lithography Holding +                                                         7,000        469,437
Samsung Electronics                                                               5,000        397,000
Taiwan Semiconductor                                                              125,000      525,591
TECHNOLOGY - SOFTWARE & SERVICES (3.20%)
Softbank Corp.                                                                    2,900        1,099,925
TECHNOLOGY - CONSULTING (1.70%)
Also Holding                                                                      747          437,511
Computacenter Plc                                                                 16,000       168,435
TELECOMMUNICATION SERVICES (4.80%)
Hellenic Telecom                                                                  21,000       489,574
Telecom Eireann +                                                                 30,000       515,625
Telesp Celular S.A.  +                                                            7,500,000    269,531
United Global Com +                                                               5,700        408,263
TELECOMMUNICATION EQUIPMENT (4.50%)
Foundry Networks Inc. +                                                           400          50,400
Newbridge Networks Corp. +                                                        22,000       573,375
Nortel Networks Corp.                                                             18,600       948,600
TOBACCO (1.40%)
Swedish Match AB                                                                  130,000      482,363
CLOSED END FUNDS (2.20%)
Central European Equity Fund                                                      23,700       291,806
Korea Fund Inc. +                                                                 38,000       477,375
WORLD EQUITY BENCHMARK SHARES (0.60%)
World Equity Benchmark Shares - Japan                                             15,000       209,062

TOTAL COMMON STOCKS (Cost $22,490,896)                                                         24,451,698

COMMERCIAL PAPER--3.40%
American Telephone & Telegraph Co., 5.33% due 10/7/1999                           1,200,000    1,198,934

TOTAL COMMERCIAL PAPER (Cost $1,198,934)                                                       1,198,934


TOTAL INVESTMENTS   (Cost $23,689,830)*                                                        $ 25,650,632


+ Non-income producing.
  See notes to financial statements.




Independent Auditor's Report

To the Board of Trustees and Shareholders of Thornburg Investment Trust In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Value Fund series of
Thornburg Investment Trust (hereafter referred to as the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended
September 30, 1998, including the financial highlights for the period then ended, were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements. PricewaterhouseCoopers LLP New York, New York October 29, 1999

change in Independent accountants

Thornburg Investment Trust
On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On September 22, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditor.

Index Comparison
Thornburg Global Value Fund
Index Comparison
Compares performance of Thornburg Global Value Fund and Morgan Stanley Capital International Europe, Australia and Far East Index for the period May 28, 1998 to September 30, 1999. Past performance of the Index and the Fund may not be indicative of future performance.











Class A Shares
Average Annual Total Returns (at max. offering price) (periods ending 9/30/99)

Since inception (5/28/98)   3.74%
One year                   27.79%











Class C Shares
Average Annual Total Returns (periods ending 9/30/99)
Since inception  (5/28/98)    6.31%
One year                     32.59%


Y2k Update
We Are Ready for the Year 2000

I wish to inform you about our success with respect to being Year 2000 compliant in the computer systems used to manage your Thornburg funds investment. Your shareholder records are kept on a large computer system belonging to our transfer agent, DST Systems. Accounting data pertaining to your investment portfolio reside on large systems belonging to State Street Bank and its affiliates. We have smaller computer networks at Thornburg Investment Management to help us organize and manage our investment activities. I will describe briefly the Year 2000 status of each area.

Shareholder records for Thornburg funds are kept on computers that use a DST software system called "TA 2000." DST is one of the largest mutual fund record processors in the world, keeping shareholder records for many large mutual fund families. The TA 2000 system, as is name implies, was built with 4-digit year description fields in order to be Year 2000 compliant. To quote from DST's February 1999 newsletter, "Internal 2000 readiness testing of TA 2000 and TRA 2000 is complete. Several retests of critical TA 2000 (and TRAC 2000) functions were also completed successfully in 1998. With the completion of these internal tests, the TA 2000 (and TRAC 2000) systems are considered to be Y2K ready." There are no hedge words in the preceeding 3 sentences! I am not surprised. I first heard DST talk about taking concrete measures to deal with Y2K issues about 8 years ago. If you worry about electric power continuity, I can inform you that DST maintains its own diesel powered backup generating station adjacent to its computer facility.
Both are located in geologically stable limestone caves east of Kansas City.

Asset custody and fund accounting records of the Thornburg funds are stored on State Street Bank computers. We use a variety of software systems to carry out all activities relating to running the funds. We are informed that this software infrastructure has been 100% tested and corrected to be Year 2000 compliant. You can monitor State Street Bank's disclosure yourself on the internet website, statestreet.com.

Thornburg Investment Management has a computer network to help us carry out our daily business of managing the assets in our mutual funds. Our information technology director, Stewart Kane, has made a great effort to be certain that our software platforms are Year 2000 compliant.

We look forward to the new year.




Brian McMahon
President, Thornburg Investment Management

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.